UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date  of Report (Date of earliest event reported):  April 4, 2005
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                               Legend Mobile, Inc
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           000-24835                                 38-3399098
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    (Commission  File Number)           (IRS Employer Identification Number)

                777 East Eisenhower Ste. 102, Ann Arbor, MI 48108
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                    (Address of Principal Executive Offices)

                                 (734) 389-0270
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01     Changes  in  Registrant's  Certifying  Accountant.

     On April 4, 2005, Legend Mobile, Inc. (1) dismissed Stonefield Josephson Inc. ("S&J") as its independent accountant responsible for auditing its financial statements and (2) retained E. Randall Gruber ("Randall Gruber") as its new independent accountants.

     S&J's report on the financial statements of Legend Mobile, Inc for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that their reports for each of the years ended December 31, 2003 and 2002 included an explanatory paragraph stating that the company was a development-stage company and had not yet begun operations nor raised any monies to fund such operations. These factors raised substantial doubt as to the company's ability to continue as a going concern.

     The decision to dismiss S&J and retain Randall Gruber was unanimously approved by Legend Mobile's board of directors.

     From the date of the last audited financial statements through the date of dismissal, Legend Mobile had no disagreements, whether or not resolved, with S&J on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved the S&J's satisfaction, would have caused S&J to make reference to the subject matter of the disagreement in connection with its report. There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-B.

     During the two most recent fiscal years of Legend Mobile, Legend Mobile did not consult Randall Gruber regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Legend Mobile's financial statements.

     Legend  Mobile provided S&J with a copy of this report. Attached as Exhibit
16.1 is a copy of a letter from S&J agreeing with the statements made in this report.

ITEM  9.01       Financial  Statements  and  Exhibits.

Exhibit  No.     Description
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16.1             Letter  dated  April 13,  2005, from Stonefield Josephson Inc.
                 to  the  Securities  and  Exchange  Commission.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Legend  Mobile,  Inc.

Dated:  April 14,  2005               By:     /s/  Peter  Klamka
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                                                    Peter  Klamka,  President